Inventories	12 Months Ended
Dec. 31, 2011
Inventory Disclosure [Abstract]
Inventories
NOTE 7. Inventories

Inventories consist of the following components:

	December 31
	2011	2010
	(Dollars in Millions)
Raw materials	$167	$120
Work-in-process	174	174
Finished products	64	76
	405	370
Valuation reserves	(24)	(6)
	$381	$364

Effective October 1, 2010, the Company adjusted inventory to fair value in accordance with the adoption of fresh-start accounting (see Note 4, “Fresh-Start Accounting”), resulting in an increase of $26 million, which was subsequently expensed in cost of sales on the Company’s statement of operations for the three-month Successor period ended December 31, 2010. Inventory reserves increased during 2011 as inventory was recorded at fair value in connection with the adoption of fresh-start accounting on October 1, 2010 (see Note 4, “Fresh-Start Accounting” for additional details).